Exhibit 24

 POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Pedro Arnt and Mark Ortiz, and each of them, individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with this Registration Statement, including to sign in the name and on behalf of the undersigned, this Registration Statement and any and all amendments thereto, including post-effective amendments and registrations filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons on this day of in the capacities indicated.

Signature	Title

/s/ Pedro Arnt	Chief Executive Officer and Director (Principal Executive Officer)
Pedro Arnt

/s/ Mark Ortiz	Chief Financial Officer (Principal Financial Officer)
Mark Ortiz

/s/ Alberto Eduardo Azar	Chairman and Director
Alberto Eduardo Azar

/s/ Sebastián Kanovich	Director
Sebastián Kanovich

/s/ Andres Bzurovski Bay	Director
Andres Bzurovski Bay

/s/ Sergio Enrique Fogel Kaplan	Director
Sergio Enrique Fogel Kaplan

/s/ Martín Escobari	Director
Martín Escobari

/s/ Luiz Ribeiro	Director
Luiz Ribeiro

/s/ Jacobo Singer	Director
Jacobo Singer

/s/ Mariam Toulan	Director
Mariam Toulan

/s/ Hyman Bielsky	Director
Hyman Bielsky

/s/ Verónica Raffo	Director
Verónica Raffo

/s/ Carlos Guendulain	Chief Accounting Officer (Principal Accounting Officer)
Carlos Guendulain